[AIM FUNDS LOGO]
                         AIM INTERNATIONAL FUNDS, INC.
             11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173

                          AIM ASIA PACIFIC GROWTH FUND
                            AIM EUROPEAN GROWTH FUND
                        AIM GLOBAL AGGRESSIVE GROWTH FUND
                             AIM GLOBAL GROWTH FUND
                          AIM INTERNATIONAL GROWTH FUND

October 29, 2003

Dear Shareholder:

We are writing to inform you that the October 21, 2003 Special Meeting of Shareholders which was originally adjourned until October 28, 2003, has been adjourned for a second time due to a lack of investor response. We have made several attempts to reach shareholders by mail and/or phone in the last few weeks, however, our records still indicate that we have not received voting instructions for your account(s). In an effort to avoid incurring any further expenses, we are asking you to please take a moment right now to submit your vote.

WHY IS THIS MEETING BEING ADJOURNED AGAIN?

The proposal to approve an Agreement and Plan of Reorganization to reorganize the company as a Delaware statutory trust requires a larger vote of outstanding shares than the other items on the proxy statement. To date, over 93% of those responding have voted in favor of the proposal. However, we have simply not received enough votes to meet the necessary voting requirement to approve the proposal.

Should you have any questions regarding this proposal or should you desire to have your vote taken quickly over the phone, please call Georgeson Shareholder Communications Inc., a professional proxy solicitation firm, toll-free at 1-866-738-8111.


   For your convenience, please utilize one of the easy methods below to register your vote:

   1. BY PHONE.

   Please call Georgeson Shareholder Communications Inc. toll-free at 1-866-738-8111. Representatives are available to take your vote Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m. Eastern Time.

   2. BY INTERNET.

   Visit WWW.PROXYWEB.COM and enter the control number located on your proxy card.

   3. BY TOUCH-TONE PHONE.

   Dial the toll-free number found on your proxy card and follow the simple instructions.

   4. BY MAIL.

   Simply return your executed proxy in the enclosed postage paid envelope. Please try to utilize one of the above options to register your vote so it may be received in time for the meeting.



                      PLEASE TAKE A MOMENT AND VOTE TODAY.

[AIM FUNDS LOGO]
                         AIM INTERNATIONAL FUNDS, INC.
             11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173

                          AIM ASIA PACIFIC GROWTH FUND
                            AIM EUROPEAN GROWTH FUND
                        AIM GLOBAL AGGRESSIVE GROWTH FUND
                             AIM GLOBAL GROWTH FUND
                          AIM INTERNATIONAL GROWTH FUND

October 29, 2003

Dear Shareholder:

We are writing to inform you that the October 21, 2003 Special Meeting of Shareholders which was originally adjourned until October 28, 2003, has been adjourned for a second time due to a lack of investor response. We have made several attempts to reach shareholders by mail and/or phone in the last few weeks, however, our records still indicate that we have not received voting instructions for your account(s). In an effort to avoid incurring any further expenses, we are asking you to please take a moment right now to submit your vote.

WHY IS THIS MEETING BEING ADJOURNED AGAIN?

The proposal to approve an Agreement and Plan of Reorganization to reorganize the company as a Delaware statutory trust requires a larger vote of outstanding shares than the other items on the proxy statement. To date, over 93% of those responding have voted in favor of the proposal. However, we have simply not received enough votes to meet the necessary voting requirement to approve the proposal.

Should you have any questions regarding this proposal or should you desire to have your vote taken quickly over the phone, please call Georgeson Shareholder Communications Inc., a professional proxy solicitation firm, toll-free at 1-866-738-8111.


   For your convenience, please utilize one of the easy methods below to register your vote:

   1. BY PHONE.

   Please call Georgeson Shareholder Communications Inc. toll-free at 1-866-738-8111. Representatives are available to take your vote Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m. Eastern Time.

   2. BY INTERNET.

   Visit WWW.PROXYVOTE.COM and enter the control number located on your proxy card.

   3. BY TOUCH-TONE PHONE.

   Dial the toll-free number found on your proxy card and follow the simple instructions.

   4. BY MAIL.

   Simply return your executed proxy in the enclosed postage paid envelope. Please try to utilize one of the above options to register your vote so it may be received in time for the meeting.



                      PLEASE TAKE A MOMENT AND VOTE TODAY.

[AIM FUNDS LOGO]
                         AIM INTERNATIONAL FUNDS, INC.
             11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173

                          AIM ASIA PACIFIC GROWTH FUND
                            AIM EUROPEAN GROWTH FUND
                        AIM GLOBAL AGGRESSIVE GROWTH FUND
                             AIM GLOBAL GROWTH FUND
                          AIM INTERNATIONAL GROWTH FUND

October 29, 2003

Dear Shareholder:

We are writing to inform you that the October 21, 2003 Special Meeting of Shareholders which was originally adjourned until October 28, 2003, has been adjourned for a second time due to a lack of investor response. We have made several attempts to reach shareholders by mail and/or phone in the last few weeks, however, our records still indicate that we have not received voting instructions for your account(s). In an effort to avoid incurring any further expenses, we are asking you to please take a moment right now to submit your vote.

WHY IS THIS MEETING BEING ADJOURNED AGAIN?

The proposal to approve an Agreement and Plan of Reorganization to reorganize the company as a Delaware statutory trust requires a larger vote of outstanding shares than the other items on the proxy statement. To date, over 93% of those responding have voted in favor of the proposal. However, we have simply not received enough votes to meet the necessary voting requirement to approve the proposal.

Should you have any questions regarding this proposal or should you desire to have your vote taken quickly over the phone, please call Georgeson Shareholder Communications Inc., a professional proxy solicitation firm, toll-free at 1-866-804-3639.

   For your convenience, please utilize one of the easy methods below to register your vote:

   1. BY PHONE.

   Please call Georgeson Shareholder Communications Inc. toll-free at 1-866-804-3639. Representatives are available to take your vote Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m. Eastern Time.

   2. BY INTERNET.

   Visit WWW.PROXYVOTE.COM and enter the control number located on your proxy card.

   3. BY TOUCH-TONE PHONE.

   Dial the toll-free number found on your proxy card and follow the simple instructions.

   4. BY MAIL.

   Simply return your executed proxy in the enclosed postage paid envelope. Please try to utilize one of the above options to register your vote so it may be received in time for the meeting.



                      PLEASE TAKE A MOMENT AND VOTE TODAY.